UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2008

BERRY PLASTICS CORPORATION (f/k/a Berry Plastics Holding Corporation) (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	333-138380 (Commission File Numbers)	35-1813706 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
NA (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 21, 2008, Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation) (“Berry Plastics”) issued $680,600,000 million in aggregate principal amount of first priority floating rate senior secured notes due 2015 (the “Notes) pursuant to an indenture, dated as of April 21, 2008, among Berry Plastics, the guarantors party thereto (the “Note Guarantors”) and Wells Fargo, N.A., as Trustee (the “Indenture”).

The Notes are senior obligations of Berry Plastics, have the benefit of the security interest in collateral described below and will mature on February 15, 2015. Interest on the Notes accrues at a rate per annum, reset quarterly, equal to LIBOR plus 4.75%, as determined by the calculation agent, which shall initially be the Trustee. Interest on the Notes are payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2008. Berry Plastics will make each interest payment to the holders of record of the Notes on the immediately preceding January 1, April 1, July 1 and October 1.

On or after April 15, 2010, Berry Plastics may redeem the Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on April 15 of the years set forth below:

Period	Redemption Price
2010	102.000%
2011	101.000%
2012 and thereafter	100.000%

In addition, prior to April 15, 2010, Berry Plastics may redeem the Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or prior to April 15, 2010, Berry Plastics may redeem in the aggregate up to 35% of the original aggregate principal amount of the Notes (calculated after giving effect to the issuance of Additional Notes, as defined in the Indenture) issued as of the time of such redemptions, with the net cash proceeds of one or more equity offerings (1) by Berry Plastics or (2) by any direct or indirect parent of Berry Plastics, in each case, to the extent the net cash proceeds thereof are contributed to the common equity capital of Berry Plastics or used to purchase capital stock (other than disqualified stock) of Berry Plastics from it, at a redemption price (expressed as a percentage of the principal amount thereof) of 100% plus a premium (expressed as a percentage of the principal amount thereof) equal to the interest rate per annum on the Notes applicable on the date on which notice of redemption is given, plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Notes (calculated after giving effect to the issuance of Additional Notes) issued as of the time of such redemption must remain outstanding after each such redemption; and provided further that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice sent electronically or mailed to each holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture.

The indebtedness evidenced by the Notes is senior indebtedness of Berry Plastics, is equal in right of payment to all existing and future pari passu indebtedness, has the benefit of the security interest in the collateral described below and is senior in right of payment to all existing and future subordinated indebtedness of Berry Plastics.  The indebtedness evidenced by the Note Guarantees (as defined below) is senior indebtedness of the applicable Note Guarantor, is equal in right of payment to all existing and future pari passu indebtedness of such Note Guarantor, will have the benefit of the security interest in the collateral described below and is senior in right of payment to all existing and future subordinated indebtedness of such Note Guarantor.

The Notes and the Note Guarantees (as defined below) are secured by security interests in the collateral described below, subject to permitted liens, pursuant to a Collateral Agreement dated as of April 21, 2008 (the “Collateral Agreement”) by and among Berry Plastics, the Note Guarantors and Wells, Fargo, N.A., as collateral agent on behalf of the Trustee and the noteholders (the “Notes Collateral Agent”). The collateral consists of substantially all of the property and assets, in each case, that are held by Berry Plastics or any of the Note Guarantors, subject to certain exceptions.  Security interests securing the Notes and the proceeds and distributions in respect thereof are subject to certain intercreditor arrangements.  These security interests secure the payment and performance when due of all of the obligations of Berry Plastics and the Note Guarantors under the Notes, the Indenture, the Note Guarantees (as described below) and the related security documents.

Each of Berry Plastics’ direct and indirect restricted subsidiaries that were domestic subsidiaries on the issue date that guarantee indebtedness under Berry Plastics’ existing credit agreements jointly and severally irrevocably and unconditionally guaranteed on a senior basis the performance and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Berry Plastics under the Indenture and the Notes, whether for payment of principal of, premium, if any, or interest or additional interest on the Notes, expenses, indemnification or otherwise (all such obligations guaranteed by such Note Guarantors being herein called the “Guaranteed Obligations”). The Guaranteed Obligations of each Note Guarantor are secured by security interests (subject to permitted liens) in the collateral owned by such Note Guarantor.

Upon the occurrence of any of certain kinds of changes of control, each holder will have the right to require Berry Plastics to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), except to the extent Berry Plastics has previously elected to redeem Notes as described above. Within 30 days following a change of control, except to the extent that Berry Plastics has exercised its right to redeem the Notes as described above, Berry Plastics shall mail or send electronically a change of control offer to each holder with a copy to the Trustee.

The Indenture contains a number of covenants, including the following:

(1)	Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock;

(2)	Limitation on Restricted Payments;

(3)	Dividend and Other Payment Restrictions Affecting Subsidiaries;

(4)	Asset Sales;

(5)	Transactions with Affiliates;

(6)	Future Note Guarantors;

(7)	Liens;

(8)	Reports and Other Information;

(9)	Amendment of Security Documents; and

(10)	After-Acquired Property

The Indenture provides that Berry Plastics may not, directly or indirectly, consolidate, amalgamate or merge with or into or wind up or convert into (whether or not Berry Plastics is the surviving person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any person unless certain requirements in the Indenture are met.

The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

On April 21, 2008, Berry Plastics entered into a Registration Rights Agreement with respect to the Notes described above. The following is a brief description of the terms of the Registration Rights Agreement and is qualified by reference to the terms of the Registration Rights Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms not defined herein shall have the meanings specified in the Registration Rights Agreement.  In the Registration Rights Agreement, Berry Plastics and the Note Guarantors agreed to use their commercially reasonable efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement, on the appropriate form under the Securities Act, relating to the exchange notes. Upon the effectiveness of the exchange offer registration statement, Berry Plastics and the Note Guarantors will offer to the holders of the outstanding notes who are able to make certain representations the opportunity to exchange their outstanding notes for exchange notes.

If, with respect to the Notes: (1) Berry Plastics and the Note Guarantors are not permitted to consummate the exchange offer because the exchange offer is not permitted by applicable law or SEC policy; or (2) any holder of Notes notifies Berry Plastics prior to the 20th day following consummation of the exchange offer that (a)it is prohibited by law or SEC policy from participating in the exchange offer, (b) it may not resell the exchange notes acquired by it in the exchange offer to the public without delivering a prospectus (other than by reason of such holder’s status as an affiliate) and the prospectus contained in the exchange offer registration statement is not appropriate or available for such resales or (c) it is a broker-dealer and owns Notes acquired directly from Berry Plastics or an affiliate, Berry Plastics and the Note Guarantors will, with respect to the Notes, file with the SEC a shelf registration statement (the “Shelf Registration”) to cover resales of the Notes by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement. Berry Plastics and the Note Guarantors will use their commercially reasonable efforts to cause the applicable registration statement to be declared effective as promptly as possible by the SEC.

The Registration Rights Agreement provides that:

(1)
unless the exchange offer would not be permitted by applicable law or SEC policy, Berry Plastics and the Note Guarantors will use their commercially reasonable efforts to have the exchange offer registration statement declared effective by the SEC on or prior to 270 days after the Issue Date;

(2)	unless the exchange offer would not be permitted by applicable law or SEC policy, Berry Plastics and the Note Guarantors will commence the exchange offer; and

(3)
if obligated to file the shelf registration statement, Berry Plastics and the Note Guarantors will file the shelf registration statement with the SEC on or prior to 90 days after such filing obligation arises and will use their commercially reasonable efforts to cause the Shelf Registration to be declared effective by the SEC on or prior to 270 days after such obligation arises.

If:

(1)	any of such registration statements is not declared effective by the SEC on or prior to the date specified for such effectiveness (the “Effectiveness Target Date”); or

(2)	Berry Plastics and the Note Guarantors fail to consummate the exchange offer within 30 business days of the Effectiveness Target Date with respect to the exchange offer registration statement; or

(3)
the shelf registration statement or the exchange offer registration statement is declared effective but thereafter ceases to be effective or usable, subject to certain exceptions, in connection with resales or exchanges of the outstanding notes during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (1) through (3) above, a “Registration Default”), then Berry Plastics and the Note Guarantors will pay additional interest to each holder of the affected series of outstanding notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to 0.25% per annum of the principal amount of outstanding notes held by such holder. The amount of the additional interest will increase by an additional 0.25% per annum of the principal amount of such outstanding notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 1.0% per annum of the principal amount of such outstanding notes.

Item 1.02                      Termination of a Material Definitive Agreement.

Using the proceeds of the Notes offering described under Item 1.01 above, effective April 21, 2008, we terminated our $520 million Senior Secured Bridge Loan Credit Agreement, dated as of February 5, 2008 among Berry Plastics, Bank of America, N.A., as administrative agent and collateral agent, and the other lenders and agents signatory thereto from time to time (the “Bridge Credit Agreement”), and repaid all loans outstanding thereunder.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

We incorporate by reference in this Item 2.03 the disclosure in Item 1.01 of this Form 8-K report.

Item 9.01                       Financial Statements and Exhibits.

EXHIBIT INDEX

4.1
Indenture, by and between Berry Plastics Corporation, as Issuer, certain Guarantors and Wells Fargo Bank, National Association, as Trustee, relating  to first priority floating rate senior secured notes due 2015, dated as of April 21, 2008

4.2
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein and Wells Fargo Bank, National Association, as Collateral Agent, dated as of April 21, 2008

4.3
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, Banc of America Securities LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., dated as of April 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: April 21, 2008	By:	/s/ James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

4.1
Indenture, by and between Berry Plastics Corporation, as Issuer, certain Guarantors and Wells Fargo Bank, National Association, as Trustee, relating  to first priority floating rate senior secured notes due 2015, dated as of April 21, 2008

4.2
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein and Wells Fargo Bank, National Association, as Collateral Agent, dated as of April 21, 2008

4.3
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, Banc of America Securities LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., dated as of April 21, 2008